Exhibit (k)(8)
                                                    APPENDIX 1

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

Trust                                                 Series
Columbia Funds Trust I                                Columbia High Yield Opportunity Fund
                                                      Columbia Strategic Income Fund
                                                      Columbia Tax-Managed Growth Fund
                                                      Columbia Tax-Managed Value Fund
                                                      Columbia Tax-Managed Growth Fund II
                                                      Columbia Tax-Managed Aggressive Growth Fund
Columbia Funds Trust II                               Columbia Money Market Fund
                                                      Columbia Newport Japan Opportunities Fund
                                                      Columbia Newport Greater China Fund
Columbia Funds Trust III                              Columbia Mid Cap Value Fund
                                                      Columbia Liberty Fund
                                                      Columbia Federal Securities Fund
                                                      Columbia Global Equity Fund
                                                      Columbia Contrarian Income Fund
                                                      Columbia Intermediate Government Income Fund
                                                      Columbia Quality Plus Bond Fund
                                                      Columbia Corporate Bond Fund
Columbia Funds Trust IV                               Columbia Tax-Exempt Fund
                                                      Columbia Tax-Exempt Insured Fund
                                                      Columbia Municipal Money Market Fund
                                                      Columbia Utilities Fund
Columbia Funds Trust V                                Columbia Massachusetts Tax-Exempt Fund
                                                      Columbia Connecticut Tax-Exempt Fund
                                                      Columbia California Tax-Exempt Fund
                                                      Columbia New York Tax-Exempt Fund
                                                      Columbia Intermediate Tax-Exempt Bond Fund
                                                      Columbia Massachusetts Intermediate Municipal Bond Fund
                                                      Columbia Connecticut Intermediate Municipal Bond Fund
                                                      Columbia New Jersey Intermediate Municipal Bond Fund
                                                      Columbia New York Intermediate Municipal Bond Fund
                                                      Columbia Rhode Island Intermediate Municipal Bond Fund
                                                      Columbia Florida Intermediate Municipal Bond Fund
                                                      Columbia Pennsylvania Intermediate Municipal Bond Fund
                                                      Columbia Large Company Index Fund
                                                      Columbia U.S. Treasury Index Fund
                                                      Columbia Small Company Index Fund
Columbia Funds Trust VI                               Columbia Growth & Income Fund
                                                      Columbia Small Cap Value Fund
                                                      Columbia Newport Asia Pacific Fund
Columbia Funds Trust VII                              Columbia Newport Tiger Fund
                                                      Columbia Europe Fund
Columbia Floating Rate Advantage Fund


By:  /s/ Russell L. Kane
     _______________________________
      Russell L. Kane               ,Assistant Secretary for each Trust


By:  /s/ James Tambone
     ________________________________

      Columbia Funds Distributor, Inc.

Dated:  November 1, 2003
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